Exhibit 99.1

Privileged, Confidential and for Discussion Purposes Only Project Winston Management Presentation Privileged, Confidential and for Discussion Purposes Only October 2016 CONFIDENTIAL GO FURTHER. DO MORE. COME HOME SAFELY. Page 0

Privileged, Confidential and for Discussion Purposes Only Disclaimer This document contains highly confidential information pertaining to CHC Group Ltd. (together with its affiliates and subsidiaries, the “Company”) and is solely for informational purposes. You should not rely upon or use it to form the sole basis for any decision or action whatsoever, with respect to any proposed transaction or otherwise. You should conduct your own investigation and analysis of the Company in connection with any such transaction. You and your affiliates and agents must hold this document and any oral or written information provided in connection with this document or any further inquiries about this document (collectively, the “Presentation”), as well as any information derived by you from the Presentation, in strict confidence and may not communicate, reproduce or disclose it to any other person, or refer to it publicly, in whole or in part at any time except with our prior written consent. The Presentation is only being made available to you if you have signed and returned a confidentiality agreement regarding a proposed transaction to the Company and is subject in all respects to the terms of such confidentiality agreement. If you are not the intended recipient of this document, please delete and destroy all copies immediately. This document is “as is” and is based, in part, on information obtained from other sources. Our use of such information does not imply that we have independently verified or necessarily agree with any of such information, and we have assumed and relied upon the accuracy and completeness of such information for purposes of this document. Neither we nor the Company nor any of our respective affiliates or agents, make any representation or warranty, express or implied, in relation to the accuracy or completeness of the information contained in the Presentation, or any data it generates and expressly disclaim any and all liability (whether direct or indirect, in contract, tort or otherwise) in relation to any of such information or any errors or omissions therein. All information concerning market position are management estimates and/or opinions based on industry knowledge. Any views or terms contained herein are preliminary, and are based on financial, economic, market and other conditions prevailing as of the date of this document and are subject to change. The Presentation includes certain statements, estimates, targets and projections that reflect management's assumptions concerning anticipated future performance of the Company. Such statements, estimates, targets and projections are based on significant assumptions and subjective judgments concerning anticipated results, which are inherently subject to risks, variability and contingencies, many of which are beyond the Company's control. These assumptions and judgments may or may not prove to be correct and there can be no assurance that any projected results are attainable or will be realized or that our actual results will not differ materially from the projected or estimated results. We, the Company and our respective representatives or affiliates disclaim any and all liability for any loss or damage (whether foreseeable or not) suffered or incurred by any person or entity as a result of anything contained or omitted from the Presentation and such liability is expressly disclaimed. The recipient agrees that it shall not seek to sue or otherwise hold us, the Company or any of our respective representatives or affiliates liable in any respect for the provision of the Presentation, the information contained in the Presentation, or the omission of any information from the Presentation. Only those particular representations and warranties of the Company made in a definitive written agreement regarding a transaction (which will not contain any representation or warranty relating to the Presentation) when and if executed, and subject to such limitations and restrictions as specified therein, shall have any legal effect. We undertake no obligations or responsibility to update any of the information contained in the Presentation. Past performance does not guarantee or predict future performance. This document does not constitute an offer to sell or the solicitation of an offer to buy any security, nor does it constitute an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies, and does not constitute legal, regulatory, accounting or tax advice to the recipient. This document does not constitute and should not be considered as any form of financial opinion or recommendation by us or any of our affiliates. This document is not a research report nor should it be construed as such. CONFIDENTIAL GO FURTHER. DO MORE. COME HOME SAFELY. Page 1

Privileged, Confidential and for Discussion Purposes Only Agenda Section I Company Overview Section II Business Plan: Industry Backdrop Section III Business Plan: Financial Projections Section IV Restructuring Overview Section V Entity Information Section VI Appendix CONFIDENTIAL GO FURTHER. DO MORE. COME HOME SAFELY. Page 2

Privileged, Confidential and for Discussion Purposes Only Section I Company Overview CONFIDENTIAL GO FURTHER. DO MORE. COME HOME SAFELY. Page 3

Privileged, Confidential and for Discussion Purposes Only

CHC Executive Team



Karl S. Fessenden
President & CEO

Mr. Fessenden was named President and Chief Executive Officer of CHC and was appointed to the Board of Directors in February 2015. He came to CHC from GE, where over 20 years he amassed a track record of strong leadership in building industrial-services businesses, as well as process discipline around resource and capital allocation. Mr. Fessenden successfully led multiple global-service business units at GE Energy and GE Aviation. Most recently he directed GE's integration of the Alstom power-generation business, the largest acquisition in GE's history. Prior to that, Mr. Fessenden managed GE's $9 billion Power Generation Services unit, the largest industrial-services business at GE. His background includes 15 years in the aviation sector with GE and Pratt & Whitney.



Lee Eckert
Senior Vice President, Finance & CFO

Mr. Eckert joined CHC in May 2015 and now serves as Senior Vice President, Finance and Chief Financial Officer. Before joining CHC, Mr. Eckert, served as chief financial officer of the U.S. division of National Grid Plc from June 2011 to September 2014. Prior to National Grid, Mr. Eckert held senior finance and operating leadership positions at MeadWestvaco Corp. and Electronic Data Systems (EDS). He started his business career at GE where he spent 15 years working in a variety of management positions across several business units. Mr. Eckert also served as a member of GE's Corporate Audit Staff. An alumnus of Indiana University, he is Six Sigma "green belt" certified and a graduate of GE's Financial Management Program.



Hooman Yazhari
Senior Vice President Legal & CAO

Mr. Yazhari joined CHC in March 2015 with more than a decade of experience in corporate reorganizations and restructurings, including experience as an aviation executive. Most recently Mr. Yazhari was a Senior Vice President and general counsel of International Lease Finance Corporation. He also served in leadership roles for Gategroup, an aviation product and service provider. Mr. Yazhari began his career as a solicitor in the London and Tokyo offices of Linklaters; practiced at Chadbourne & Parke; and was a founding director, general counsel and managing director of EM Health Limited. He obtained his law degree from Oxford University and master of laws from the London School of Economics. Mr. Yazhari is a co-founder of Beyond Capital Fund, a venture philanthropy investment fund focused on social enterprises throughout India and East Africa.

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Privileged, Confidential and for Discussion Purposes Only

CHC Management Team: Strong Mix of New & Existing



Karl Fessenden Feb '15
President & CEO
Prior: GE

Safety, Sales, Technology & Heli-One



Duncan Trapp
VP, Safety & Quality
Prior: UK Royal Air Force



Barry Parsons Jul '15
SVP, Sales
Prior: Schlumberger



David Balevic May '15
SVP, Engineering & Operations
Prior: GE



Anthony DiNota
President, Heli-One
Prior: Airbus

Functional Leadership



Lee Eckert May '15
SVP Finance, CFO
Prior: National Grid



David Lisabeth May '15
SVP, Human Resources
Prior: GE



Hooman Yazhari Mar '15
General Counsel & CAO
Prior: International Lease Fin.



Paul King
SVP, CIO
10+ Years with CHC



Nicolas P. Stable Jul '15
VP, Fleet Transactions
Prior: GECAS

Regional Leadership



Mark Abbey
RD, EMEA
Prior: Hampson Aerospace



Nick Mair
RD, APAC
Prior: Bond Helicopters



Arne Roland
RD, NECC
Prior: Kvaerner Verdal



Marcelo Luiz Da Silva Soares[(1)]
RD, LAM
Prior: Tecsis; GE Energy

New to Company (green)

Management team will continue to adapt the business to the current market environment

(1) October 2016 start date.

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Privileged, Confidential and for Discussion Purposes Only

CHC Overview

Company Overview

- CHC is a global helicopter service provider focused primarily on the offshore oil and gas industry
- One of only two global operators of heavy and medium aircraft ("AC")
- 120 heavy and medium aircraft in 15+ countries (FY17E)
- Facilitates critical offshore oil and gas crew changes for production platforms and drilling rigs
- Over 60 years of experience in the helicopter transportation industry
- Geographically diverse revenue base, with operations in six continents
- ~3,600 employees in approximately 70 bases globally
- Industry leading safety record and aircraft availability
- FY17E plan revenue of $926 million and Adjusted EBITDAR excluding special items of $201 million

Segment Overview

Helicopter Services ("HS")

Offshore Oil & Gas Support

- Leading global provider of offshore crew transportation
- Carrying more than 1 million passengers every year
- Largest customers include Statoil, Petrobras, Shell, Irish Coast Guard and Woodside
- Provide SAR support as part of integrated services for oil & gas customers

Search & Rescue ("SAR") and Emergency Medical Services ("EMS")

- Leading provider of SAR services around the globe
- Long-term contracts with government agencies and consortiums of oil and gas companies

Heli-One ("H1")

Maintenance Repair & Overhaul ("MRO")

- Leading independent commercial provider of MRO services
- Serves both CHC and third-party customers across a variety of end markets
- Service capabilities for Sikorsky, Eurocopter/Airbus, AgustaWestland, and Bell aircraft and engine capabilities for key OEMs such as Turbomeca

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Privileged, Confidential and for Discussion Purposes Only Over 60 Years of Helicopter Transportation Leadership 2015 Karl Fessenden CHC began its operations over sixty years ago in Canada named President and CEO 2015 Global footprint continued to expand with operations in over 15+ countries today 2014 CD&R invested $600M 2014 in CHC 2012 2008 CHC is bought by First Reserve, becomes 1999 CHC takes privately held 2010 ownership of Norway’s 1987 CHC Helikopter 1947 Okanagan becomes public Services Group - Air Services begins company; listed on 2008 tripling company operations as crop TSX, later NYSE size dusting service 2012 CHC 2004 initiates new Operations Center 2010 Company 1999 near Dallas awarded some of 2004 CHC hosts largest contracts 1987 in helicopter 1947 first annual global Safety & Quality history in Summit Australia, Brazil, 1987 Craig Norway Dobbin named CEO CONFIDENTIAL GO FURTHER. DO MORE. COME HOME SAFELY. Page 7

Privileged, Confidential and for Discussion Purposes Only Helicopter Services Overview Helicopter Manufacturers CHC Key Customers Operates 120 heavy and medium helicopters across 15+ countries (FY17E) Facilitates crew changes on production platforms and offshore drilling rigs Production facilities typically stay operational due to very low marginal costs and high shutdown costs; service contracts are typically long-term (3-5 years) Helicopter service is often the only viable form of transportation for crew change and certain supply provisions Helicopter services is mission critical but accounts for a minor part of the costs (<5%) of an offshore operation Revenues are 75% derived from fixed monthly charges Safety and operational performance are paramount Limited number of players in the market due to capital needs, technical expertise, logistics capabilities and high regulatory requirement Significant scale is required to support an increasingly global customer base One of the largest customers for non-military medium and heavy aircraft CONFIDENTIAL GO FURTHER. DO MORE. COME HOME SAFELY. Page 8

Privileged, Confidential and for Discussion Purposes Only Helicopter Services Global Reach Eastern North Sea Western North Sea 22% 27% Asia Pacific(1) Africa Euro Asia 23% 8% Americas 20% % of External Revenue for FY16E(2) CHC has a presence in every major offshore oil and gas basin other than the Gulf of Mexico (1) Includes training revenue. (2) At constant currency FY17 Budget rates. CONFIDENTIAL Page 9 GO FURTHER. DO MORE. COME HOME SAFELY.

Privileged, Confidential and for Discussion Purposes Only Strong Safety and Performance Record Accident Rate Benchmarking Safety remains paramount throughout the downturn As of May 1st 2016, CHC’s five-year rolling average was 0.53 accidents per 100,000 flight hours. 2 1.8 1.8 1.6 1.4 1.2 1 0.8 0.8 Accident Rate 0.6 0.53 per 100,000 Flight Hours 0.4 0.2 0 Offshore Operations Twin Helicopters CHC 5-Year Rolling Average Industry-wide statistics ICAO “accident” definition: flight incident resulting in fatal or serious injury, or aircraft lost or sustaining damage or structural failure Offshore average rate per 2009 OGP Report, Page 6 Twin Helicopters average rate inferred from worldwide accident rate table, 2009 OGP Report, Page 4 CHC rate includes the October 2012 controlled landing and August 2013 accident, both in North Sea. The recent Norway accident in April 2016 is also included in the rate above. CONFIDENTIAL GO FURTHER. DO MORE. COME HOME SAFELY. Page 10

Privileged, Confidential and for Discussion Purposes Only

Heli-One Business Summary

- Heli-One ("H1") is a leading independent maintenance and repair ("MRO") business, serving both CHC's operated fleet (~1/3)[(1)] and 3rd parties (~2/3)[(1)] of total revenues
- MRO services include replacing major parts as well as ongoing rotables maintenance and repairs
  - Maintenance required per hours flown is very high
  - The most valuable components are typically subject to prescribed maintenance
  - Approximately 40% of H1's 3rd party revenue in FY16E[(1)] was derived from power by the hour ("PBH") contracts
  - Operates 4 facilities in Vancouver, Norway, Colorado and Poland with approx. 650-670 employees and 550,000 sq. ft.

Services Overview

Repair & Overhaul



Guaranteed turnaround times and fixed pricing gives you certainty and predictability

Capability for:
- Engines
- Dynamics
- Rotor blades
- Landing gear

Test cells:
- Engine:CT58/T58 Arriel, PT6T/T400
- MGB: AS332, EC225, S-76, S-61TGB/IGB AS332 &EC225

Maintenance



Facilities in Vancouver, Norway and Poland provides multiple maintenance options

Available Slots:
- Medium: 11
- Heavy: 6

Servicing:
- AW139
- AS365
- AS332
- EC225
- S61
- S76
- S92

Paint



New 12,000 square foot facility combines industry leading turnaround times with low cost

In-house Capabilities:
- Strip & Paint
- Stenciling & placard Interior
- Repair & refinish
- Window polishing
- 2 spray booths

Modifications



Over 120 STCs offering configuration flexibility to get your aircraft mission ready

Mission Flexibility:
- Oil & Gas
- Search & Rescue
- EMS
- Military
- Police
- Tourism
- Heavy Lift
- Aerial Filming

Support



Keeping your aircraft flying anywhere in the world

Support Services:
- EPIC
- Logistics
- Global distribution network
- 24hour AOG desk
- Technical records management
- ARC / C of A
- Pre-Buy Surveys
- Reliability Data

(1) At constant currency FY17 Budget rates.

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Privileged, Confidential and for Discussion Purposes Only Unique MRO Business 1 2 Heli-One is a leading MRO business, Global, with a recurring revenue model One-stop-shop diversified for helicopter Maintenance is required customer maintenance 3 8 base Only 45% of revenue from oil & gas Broad end markets platform Complex support engineering Management believes Heli-One (8 helicopter types) provides CHC with a competitive advantage 7 4 Minimizes maintenance costs Highly Provides more transparency to Strong OEM skilled maintenance process than working relationships team with the OEMs 6 5 Drives aircraft availability Global Emerging MRO markets Company has reviewed strategic facilities options CONFIDENTIAL GO FURTHER. DO MORE. COME HOME SAFELY. Page 12

Privileged, Confidential and for Discussion Purposes Only Section II Business Plan: Industry Backdrop CONFIDENTIAL GO FURTHER. DO MORE. COME HOME SAFELY. Page 13

Privileged, Confidential and for Discussion Purposes Only Industry Update The energy sector remains under pressure and the effects of this protracted downturn are being seen both onshore and offshore and throughout the Oil and Gas supply chain Company believes it should be ready to withstand a prolonged downturn as the market's expectation on the timing of recovery has extended, but remains confident in the long term fundamentals of the offshore market Company must optimize the fleet to correspond with the evolving market environment Global oil company hurdle rates are higher and fewer projects will be approved Less frequent worker rotations and service patterns have been implemented to increase productivity of assets and employees Company managing to the forecast of ~90 AC in FY19 Implementing a cost structure to be cash flow positive before financing activities The following forecast reflects today’s buying pattern in the current market of low oil prices (down 75% from the peak), where O&G producers have effectively lost trillions of dollars of revenue and are reworking, rethinking and revaluating their overall supply chain to drive unprecedented levels of efficiencies It is assumed that these changes in buying patterns are permanent CONFIDENTIAL GO FURTHER. DO MORE. COME HOME SAFELY. Page 14

Privileged, Confidential and for Discussion Purposes Only Implications on Helicopter Services Demand Exploration Production Given nature of activity and cash flow profile of offshore capital The broader oil company supply chain is under pressure with 30% projects, exploration spending is typically first to be cut in down cycle deflation driven by operational cost cutting Offshore exploration activity has plummeted from its peak in 2013 Deflation impact often lags 1-3 years; further cutbacks & price with majority of drop in last 6 months renegotiations are possible if oil price weakness persists Offshore rig count down 27%(1), deep water rigs down more Oilcos are targeting operational inefficiencies to reduce costs which is than 34%(1) from highs margin negative for helicopter operators Operators using the down cycle to focus only on commitment Contracted backup aircraft expected to decline as a function of wells and perform plug and abandonment work improved fleet availability CHC exploration revenue down 44% (at constant currency) in A shift to longer crew rotation schedules will reduce aircraft FY16E vs. FY14A required per contract (e.g., 3 weeks on / 3 weeks off vs. 2 / 2) Improvements in passenger utilization coupled with decreases in offshore personnel will reduce flying hours demand Oilcos are also renegotiating or re-tendering contracts based on the lowest-price principle Global Offshore Rigs Working(2) 340 320 300 280 -35% Drop 260 240 220 200 Apr-13 Jul-13 Oct-13 Jan-14 Apr-14 Jul-14 Oct-14 Jan-15 Apr-15 Jul-15 Oct-15 Jan-16 Apr-16 CHC analysis based on Infield Systems and Baker Hughes Rig counts. (1) Infield Systems Ltd. (2) Baker Hughes. CONFIDENTIAL GO FURTHER. DO MORE. COME HOME SAFELY. Page 15

Privileged, Confidential and for Discussion Purposes Only Macro Commentary Global Footprint Market Commentary Heavy Equivalent (gHEh) by Geography O&G Market: The fall in oil prices has affected all O&G activities worldwide AME Decrease in Brazil O&G activities due to contract completion Current economical & political instability: APAC Large production projects coming online Declining Exploration activity in coming years Note: HE Count as of March 10, 2016. A Heavy Equivalent aircraft count is calculated by weighting heavy and medium aircraft at 100% and 50% respectively; excluding aircraft held for sale. AEA (1) At constant currency FY17 Budget rates. Revenue by Geography (FY16E)(1) Exploration activity has declined due to a lower oil price environment WNS Production dominated region Many inefficient late-life (30+ years) assets ENS Number of drilling wells reduced from 56 in 2015 to 32 planned for 2016 CONFIDENTIAL GO FURTHER. DO MORE. COME HOME SAFELY. Page 16

Privileged, Confidential and for Discussion Purposes Only Section III Business Plan: Financial Projections CONFIDENTIAL GO FURTHER. DO MORE. COME HOME SAFELY. Page 17

Privileged, Confidential and for Discussion Purposes Only Financial Plan Summary Management is focused on designing a business plan that can withstand the current environment Business plan assumes the current challenging environment persists through FY19 Certain customer contracts mature in FY17 and FY18 with no extensions assumed Limited new business wins Pricing at market rates CHC’s comprehensive restructuring right sizes operations through Additional cost rationalization programs Reduction in direct cost per AC from $4.2M in FY16E to $3.8M in FY19E representing a 9% decline Fleet optimization to reflect the assumed industry environment through 2019 Deleveraged balance sheet through a Chapter 11 process Assumes secured and unsecured bonds convert to equity in a chapter 11 process, for illustrative purposes Assumes 13 leased aircraft are purchased through a new secured aircraft financing facility Assumes one owned aircraft is financed CONFIDENTIAL GO FURTHER. DO MORE. COME HOME SAFELY. Page 18

Privileged, Confidential and for Discussion Purposes Only Plan Consolidated P&L* ($ in millions) Projected FYE April 30 2015A 2016A 2017E 2018E 2019E Total HS Operating Revenue $1,312 $1,113 $719 $595 $568 % Growth (15.2%) (35.4%) (17.2%) (4.6%) Total H1 External Revenue $132 $146 $142 $150 $154 % Growth 10.8% (2.9%) 5.7% 2.9% Reimbursable Revenue $126 $96 $65 $51 $48 % of HS Operating Revenue 9.6% 8.7% 9.1% 8.6% 8.5% Gross Revenue $1,570 $1,355 $926 $796 $770 % Growth 1.3% (13.7%) (31.7%) (14.0%) (3.3%) Direct costs ($913) ($747) ($579) ($470) ($465) % of Gross Revenue (58.2%) (55.1%) (62.5%) (59.0%) (60.4%) G&A Segment Support Costs ($96) ($82) ($65) ($55) ($53) Global Support Costs (46) (39) (35) (22) (20) Corporate G&A (60) (54) (50) (37) (36) G&A ($201) ($175) ($150) ($114) ($109) % of Gross Revenue (12.8%) (12.9%) (16.2%) (14.3%) (14.2%) Equity Earnings $10 $6 $5 — — % of Gross Revenue 0.7% 0.5% 0.5% — — Adjusted EBITDAR $466 $440 $201 $212 $196 % Growth 5.8% (5.6%) (54.2%) 5.3% (7.7%) % Margin 29.7% 32.5% 21.7% 26.6% 25.4% * Actual results may differ materially. Subject to lessor negotiations and fleet plan revisions. At constant currency using FY17 Budget rates. CONFIDENTIAL GO FURTHER. DO MORE. COME HOME SAFELY. Page 19

Privileged, Confidential and for Discussion Purposes Only Plan Consolidated Cash Flow* ($ in millions) Projected Q4 2017E 2018E 2019E Gross Revenue $218 $796 $770 EBITDAR 48 212 196 Cash Lease Expense (25) (104) (108) Cash EBITDA 23 108 88 Cash Interest Expense (6) (28) (32) Cash Income Tax (3) (6) (8) Pension Costs below EBITDAR (6) (28) (28) Change in Net Working Capital (42) 10 3 Cash Restructuring Costs (14) (45) (4) Other (22) (8) (4) Operating Cash Flow ($70) $3 $15 Non-AC Capex (21) (64) (60) AC Capex - - - Total Disposals(1) 1 4 4 FCF Before Financing ($91) ($57) ($41) Existing ABL Amortization (2) (6) (6) New A/C Facility Amortization (2) (14) (14) Capital Lease Buyouts - (14) -Capital Lease Payments (0) (1) (1) FCF Before Revolver Draws ($95) ($92) ($62) Cumulative ($95) ($187) ($248) * Actual results may differ materially. Subject to lessor negotiations and fleet plan revisions. At constant currency using FY17 Budget rates. Excludes special items and stock based compensation. (1) Excludes any disposals related to the ABL. CONFIDENTIAL GO FURTHER. DO MORE. COME HOME SAFELY. Page 20

Privileged, Confidential and for Discussion Purposes Only

Helicopter Services P&L*

($ in millions)

FYE April 30	2015A	2016A	2017E (Projected)	2018E (Projected)	2019E (Projected)
Total HS Operating Revenue	$1,312	$1,113	$719	$595	$568
% Growth	*1.0%*	*(15.2%)*	*(35.4%)*	*(17.2%)*	*(4.6%)*
Reimbursable Revenue	$126	$96	$65	$51	$48
% of HS Operating Revenue	*9.6%*	*8.7%*	*9.1%*	*8.6%*	*8.5%*
Gross HS Revenue	**$1,438**	**$1,209**	**$784**	**$646**	**$616**
% Growth	*0.2%*	*(15.9%)*	*(35.1%)*	*(17.6%)*	*(4.7%)*
Direct costs	**($817)**	**($637)**	**($471)**	**($351)**	**($340)**
% of HS Operating Revenue	*(62.3%)*	*(57.2%)*	*(65.5%)*	*(58.9%)*	*(59.9%)*
G&A					
Segment Support Costs	($86)	($72)	($56)	($45)	($43)
Global Support Costs	(38)	(33)	(29)	(20)	(18)
G&A	**($124)**	**($105)**	**($85)**	**($65)**	**($61)**
Equity Earnings	10	6	5	–	–
% of HS Operating Revenue	*0.8%*	*0.6%*	*0.6%*	–	–
HS EBITDAR	**$507**	**$474**	**$233**	**$230**	**$214**
% Growth	*5.8%*	*(6.6%)*	*(50.9%)*	*(1.0%)*	*(7.1%)*
% Margin on Operating Revenue	*38.7%*	*42.6%*	*32.4%*	*38.7%*	*37.7%*

- "Run-rate" HS operating revenue is $483mm, which reflects: i) $200mm of losses from contracts that had run-off by April 30, 2016; and ii) approximately $430mm of projected contract run-offs and contract re-pricings projected through FY2019E(1)
- FY2019E revenue of $568mm represents run-rate HS operating revenue adjusted for: i) $60mm of projected new wins; and ii) the inclusion of $24mm of revenue during the year from contracts expected to run-off by year-end

* Actual results may differ materially. Subject to lessor negotiations and fleet plan revisions. At constant currency using FY17 Budget rates.
(1) Includes a customer contract with approximately $70mm of revenue in FY16.

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Privileged, Confidential and for Discussion Purposes Only Heli-One P&L* ($ in millions) Projected FYE April 30 2015A 2016A 2017E 2018E 2019E H1 External Revenue $132 $146 $142 $150 $154 % Growth 16.1% 10.8% (2.9%) 5.7% 2.9% H1 Internal Revenue $92 $87 $76 $56 $55 % of H1 Revenue 41.0% 37.3% 34.9% 27.1% 26.3% H1 Gross Revenue $224 $233 $218 $205 $209 % Growth (2.2%) 4.3% (6.5%) (5.7%) 1.7% Maintenance Expense ($185) ($193) ($183) ($174) ($180) % of H1 Revenue (82.8%) (82.7%) (83.8%) (84.8%) (86.0%) Segment Support Costs ($10) ($10) ($10) ($10) ($10) Global Support Costs (7) (6) (6) (3) (2) G&A ($17) ($16) ($15) ($12) ($12) % of H1 Revenue (7.6%) (6.7%) (7.0%) (5.9%) (5.6%) H1 EBITDAR $22 $25 $20 $19 $18 % Growth (21.0%) 14.0% (18.5%) (3.9%) (8.2%) % Margin 9.6% 10.5% 9.2% 9.3% 8.4% Modest growth in Heli-One third-party revenue partially offset by contraction in CHC Helicopter Services revenue. * Actual results may differ materially. Subject to lessor negotiations and fleet plan revisions. At constant currency using FY17 Budget rates. CONFIDENTIAL GO FURTHER. DO MORE. COME HOME SAFELY. Page 22

Privileged, Confidential and for Discussion Purposes Only Section IV Restructuring Overview CONFIDENTIAL GO FURTHER. DO MORE. COME HOME SAFELY. Page 23

Privileged, Confidential and for Discussion Purposes Only Planned Reduction in Fixed Charges* Historically, CHC has been burdened with high fixed costs, including rent and interest expense Significant fixed charge reductions from the restructuring, combined with the reorganization of support functions (excluded in the chart below), will allow the Company to be cash flow positive when the market improves ($ in millions) $450 $417 $400 $350 $300 $250 $200 $142 $150 $100 $50 $0 FY16 FY19 * Actual results may differ materially. Subject to creditor and lessor negotiations, and fleet plan revisions. Note: Lease and lease related costs includes cash and non-cash operating and capital lease payments including amounts classified as restructuring. The operating lease expense item reported on the income statement is $250M in FY16 and projected to be $108M in FY19E, subject to lessor negotiations and fleet plan revisions. CONFIDENTIAL GO FURTHER. DO MORE. COME HOME SAFELY. Page 24

Privileged, Confidential and for Discussion Purposes Only Pro Forma Capital Structure* The Company is currently negotiating with creditors, and is targeting the following pro forma capital structure: ($ in millions) Pro Forma 4/30/16 Adjustment Emerg. Facility Secured by AR $22 ($22) Revolving Credit Facility 328 55 $383 (1) Secured Notes 1,008 (1,008) ABL 139 (87) 52 New Aircraft Financing 133 133 Capital Lease Obligations 117 (78) 39 Total Secured Debt 1,613 (1,006) 607 Unsecured Notes 95 (95) New Unsecured Notes 38 38 Total Unsecured Debt 95 (57) 38 Total Debt $1,708 (1,063) $645 2019E EBITDA(2) 88 88 Gross Debt/EBITDA (2019E) 19.4x (12.1x) 7.3x Actual results may differ materially. Subject to creditor and lessor negotiations, and fleet plan revisions. Note: Assumes conversion of any new money convertible investment. (1) Negotiations on revolving credit facility terms are still in process. A portion of the revolving credit facility may be repaid upon emergence. (2) EBITDA excludes special items and stock based compensation. CONFIDENTIAL GO FURTHER. DO MORE. COME HOME SAFELY. Page 25

Privileged, Confidential and for Discussion Purposes Only Comprehensive Restructuring Financial Deleveraging* Significant leverage pre-restructuring, including $1.7 billion of financial debt and $1.1 billion of lease obligations(1) Historically generated negative free cash flow due to significant fixed charges resulting from high leverage Disadvantaged due to higher total leverage (financial leverage and lease obligations) Restructuring process will be used to reduce financial leverage by more than $1 billion and return unproductive aircraft* Lifting the burden of debt for the first time in recent history will allow the Company to better compete Flexible balance sheet will allow the Company to obtain better aircraft financing terms Operational realignment, fleet optimization and financial deleveraging will reposition CHC as the high safety lower-cost alternative to helicopter services providers - allowing the Company to better compete in today’s market. * Actual results may differ materially. Subject to creditor and lessor negotiations, and fleet plan revisions. (1) Net present value of future lease obligations. CONFIDENTIAL GO FURTHER. DO MORE. COME HOME SAFELY. Page 26

Privileged, Confidential and for Discussion Purposes Only Comprehensive Restructuring Fleet Reconfiguration* The Company is targeting a fleet of approximately 90 aircraft by FY19 with the ability to utilize additional aircraft on flexible terms, while rejecting all other leases as part of the restructuring process1 CHC better positioned to restructure fleet than peers who have a higher owned aircraft mix 90+ aircraft Idle Fleet Return to lessors on an “as-is” basis 75 aircraft in FY 2019 Committed Fleet Lease rates adjusted Goal is to match aircraft supply with customer demand and enter into leasing rates that reflect mark-to-market rates Management has made significant progress in negotiating with lessors * Actual results may differ materially. Subject to creditor and lessor negotiations, and fleet plan revisions. (1) Estimated lease rejection damages claim of approximately $1 billion. CONFIDENTIAL GO FURTHER. DO MORE. COME HOME SAFELY. Page 27

Privileged, Confidential and for Discussion Purposes Only

Comprehensive Restructuring – Operational Leverage*

Achieved Headcount Reductions

- Management has launched two cost savings programs to-date and achieved the targeted headcount reductions of 21% as at April 30, 2016

	Phase I Headcount Reductions	Phase II Headcount Reductions	Total Headcount Reduction	Planned % Reduction	% Reductions Achieved
Heli-Services					
Pilots	(134)	(140)	(274)	-25%	-32%
Maintenance	(193)	(83)	(276)	-21%	-16%
Other Crew	(24)	(28)	(52)	-11%	-12%
HS Support	(102)	(73)	(175)	-31%	-27%
Total Heli-Services	**(453)**	**(324)**	**(777)**	**-23%**	**-22%**
Heli-One					
MRO Direct	(74)		(74)	-11%	-15%
H1 Support	(12)		(12)	-24%	-24%
Supply Chain	(10)		(10)	-24%	-26%
Total Heli-One	**(96)**	**-**	**(96)**	**-13%**	**-16%**
Corporate					
IT + Facilities	(5)	(7)	(12)	-16%	-9%
Finance	(31)	(26)	(57)	-25%	-26%
Exec	0	0	0	0%	0%
HR + Comms	(6)	(21)	(27)	-40%	-25%
Legal	(2)	(2)	(4)	-25%	0%
PMO + Others	(9)	0	(9)	-100%	-100%
Total Corporate	**(53)**	**(56)**	**(109)**	**-27%**	**-23%**
Total CHC	**(602)**	**(380)**	**(982)**	**-21%**	**-21%**
100% Achieved through April					

Achieved Direct Cost Reductions

- Maintenance / engineering expense
  - Digitization of tech records
  - Utilization of OEM maintenance programs
  - Centralization of flight operations
- Supply chain
  - Optimized AC storage program (Heli-cells)
- Professional Fees
  - Renegotiate audit fees / tender to reduce costs further
  - Reductions in accounting / tax / legal / recruiting
  - IT (AMOS implementation / helpdesk)
- Facilities / Base
  - Reduce regions
  - Base closures (North Denes / Sao Tome / Bangkok office / Philippines, etc.)
  - Touring crew accommodations – reductions in crew and renegotiation of rates
- Travel
  - Direct – Touring – reductions in crew and renegotiation of rates
  - Continue to drive lower costs / Fewer FTE's
- IT / Corp
  - Reduction in implementation cost (AMOS / AIMS)
  - Continue to drive lower headcount / spend in support functions

Opportunities for Further Reductions

- Incremental cost reductions targeted based upon forecast revenue levels
  - Consolidation of regions, bases, support functions and restructuring of segments

* Actual results may differ materially. Subject to creditor and lessor negotiations, and fleet plan revisions.

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Privileged, Confidential and for Discussion Purposes Only Business Plan Sensitivity Considerations Considerations in sensitizing the business plan include: Management business plan projects price contraction resulting in revenue decline of 4% in FY 2017 (vs FY 2016) and includes continued price contraction in FY 2018 and FY 2019 Average lease expense per incremental fleet additions is approximately $1.6 million per year Estimated administrative and professional fees of approximately $60 million to be paid upon exit, including $25 million of admin claims CONFIDENTIAL GO FURTHER. DO MORE. COME HOME SAFELY. Page 29

Privileged, Confidential and for Discussion Purposes Only Cash Flow Forecast* 1 2 3 4 5 6 7 8 9 10 11 12 13 14 ($ in 000s) Forecast 1EV7/2D16 Forecast 1 DM 4/2016 Forecast 10/21/2016 Forecast 10/28/2016 Forecast 11/4/2D16 Forecast 11/11/2016 Forecast 11/18/2016 Forecast 11/25/2016 Forecast 12/2/2016 Forecast 12/9/2016 Forecast 12J16/2016 Forecast 12/23/2016 Forecast 12/30/2016 Forecast 1/6/2D17 Beginning Cash $ 246.274 $ 281.820 $ 292,277 $280,836 $ 285.436 $268.196 $ 277.862 $ 253,622 $241.273 $ 225,939 $211,005 $ 215,768 $ 198,561 $ 205,291 Operating Receipts $ 18,881 $ 30.190 $ 6,274 $ 26,531 $ 10,144 $ 30,015 $ 6,612 $ 27,605 $ 4.160 $ 7,510 $ 22,619 $ 13,183 $ 21,924 $ 3,731 Other Receipts 35,516 931 3,941 621 5,161 604 455 1,322 2,619 474 619 921 2,209 594 Total Cash Receipts $ 55,397 $ 31.122 $ 10,214 $ 27.201 $ 15,305 $ 30.619 $ 7,067 $ 28,928 $ 8,980 $ 7,964 $ 23.433 $ 14,104 $ 24.133 $ 4,324 Disbursements Payroll $ 1,513 $ 10.461 $ 3,732 $ 3,460 $ 2,561 $ 5.412 $ 15,166 $ 6,076 $ 7,206 $ 7,767 $ 4.670 $ 6,339 $ 4,174 $ 3,922 Benefits 251 567 520 375 213 335 504 903 1 306 329 497 560 306 Pension 130 33 260 1,354 130 38 270 3,323 130 33 130 1,494 166 Aircraft Leases - Current 1,946 610 2,560 2.065 9,765 349 363 3,358 4,052 1.223 2,034 3,371 1.381 1,191 Aircraft Leases - Catch-Up - - - 2,354 352 2,237 4,366 10,292 341 1.187 676 1,305 284 1,659 Aircraft Related Transactions - - - 2,930 - - 468 - - 488 OEM 4,505 4,320 4,064 5,000 4,275 4,275 4,275 4,275 3,666 3,866 3,686 3,686 3,386 3,761 Debt Payments 200 - - - 200 - - - 200 - - - - 200 FX / Fees - - - - - - - - Freight & Customs 2,272 123 2,676 59 556 56 116 2,644 525 54 124 2,627 545 64 Taxes 31 (750) 764 (4,734) (510) (391) (451) 1,694 (435) (548) 946 86 (366) (546) Professional Fees 2,852 1,750 3,$ 0$ 4.118 3,727 4,752 3,000 3,323 3,000 4.752 2,000 2,712 3,723 4,592 Insurance - 1 241 (114) 2,946 - 241 3 [146) 560 241 - - Fuel 790 961 665 910 647 967 672 692 556 816 621 781 531 526 Training 251 439 737 366 243 324 473 693 369 331 398 537 243 430 Information Technology 321 321 321 321 344 344 344 344 310 310 310 310 310 310 Travel 677 444 444 709 673 441 441 506 563 669 498 443 374 891 Airport Fees 486 300 585 751 436 750 580 510 436 466 514 466 392 886 Building 8, PPE 204 239 475 391 407 348 214 755 363 331 197 750 104 530 Other Expenses 3,421 737 570 1,216 427 666 711 1,184 427 672 702 3,637 794 772 Total Disbursements $ 19,851 $ 20.664 $ 21,655 $ 24.602 $ 30,543 $ 20.955 $ 31,307 $ 41,277 $ 22.313 $ 22.918 $ 18,675 $ 31,290 $ 17,422 $ 19,663 Met Cash Flow 35,545 10,457 (11,441) 2,599 (15,238) 9,664 (24.240) (12.349) (15,333) (14.935) 4.763 (17,187) 8,710 (15,339) Ending Cash - Operating $ 281,820 $ 292,277 $280,836 $ 283.436 $ 268,198 $ 277,862 $ 253.622 $ 241,273% 225.939 $ 211,005 $ 215,766 319$.5$1 $ 205,291 $ 169,952 * Actual results may differ materially. Subject to creditor and lessor negotiations, and fleet plan revisions. CONFIDENTIAL WE MOVE THE INDUSTRY THAT MOVES THE WORLDGO FURTHER. DO MORE. COME HOME SAFELY. Page 30

Privileged, Confidential and for Discussion Purposes Only Cash Flow Forecast* (Continued) ($ in 000s) 15 Forecast 1/13/2017 16 Forecast 1/20/2017 17 Forecast 1/27/2017 18 Forecast 2/3/2017 19 Forecast 2/1D/2D17 20 Forecast 2/17/2017 21 Forecast 2/24/2017 22 Forecast 3/3/2017 22 Week Total Beginning Cash $ 189.952 $ 200.116 $ 176,633 $ 175,750 $ 156.943 $168,622 $ 157,567 $ 144,662 $ 246,274 Operating Receipts $ 23,710 $ 6.151 $ 23,718 $ 4,260 $ 26,974 $ 6,097 $ 12,712 $ 16,531 $ 343,739 Other Receipts 679 2.457 1,242 5,280 1,286 1,410 599 6,047 76,333 Total Cash Receipts $ 24,697 $ 6,603 $ 24,960 $ 9,540 $ 27,262 $ 7,608 $ 13,310 $ 22,576 $ 425,177 Disbursements Payroll $ 3,638 $ 16,417 $ 10,196 $ 3,963 $ 2,113 $ 9.014 $ 6,632 $ 7,965 $ 148,646 Benefits 225 612 552 317 254 536 550 306 9,572 Pension - 308 1,316 163 - 308 3,265 166 13.077 Aircraft Leases - Current 329 2,369 2,523 10,560 349 333 3,942 4.374 59.639 Aircraft Leases - Catch-Up 1,169 - - - - - - 26,462 Aircraft Related Transactions - - 433 - - - 4.605 9.000 OEM 3,761 3,761 3,161 3,533 3,586 3,538 3,566 3,167 86.384 Debt Payments - - - 200 - - - 200 1,200 FX/ Fees - - - - - - - - Freight & Customs 144 2.646 556 52 121 143 2,552 525 19.184 Taxes (633) (407) 1,436 (425) (230) 522 120 (436) (5.442) Professional Fees 2,279 2,000 1.938 2,735 4,592 1.000 1,896 2,785 67.078 Insurance - 241 - 2,946 520 241 - 7.942 Fuel 923 853 803 334 564 359 1,064 349 17,562 Training 365 322 992 230 285 456 406 299 9,819 Information Technology 301 301 301 312 312 312 312 312 6.932 Travel 460 524 605 633 456 458 603 493 12,006 Airport Fees 436 652 331 436 686 602 617 436 11,772 Building & PPE 210 751 210 517 206 454 566 500 8,312 Other Expenses 637 537 1,122 636 571 336 1,149 636 22,312 Total Disbursements $ 14,433 $ 31,390 $ 26,043 $ 23,342 $ 14,388 $ 19,763 $ 26,326 $ 27,686 $ 532,007 Net Cash Flow 10,163 (23.232) (1,093) (13.302) 12,874 (12.256) (13,016) (6,107) (106.330) Ending Cash - Operating $200,115 $ 176,333 $176,750 $ 156,943 $ 169,622 $ 157,567 $ 144.552 $139,446 $ 139,446 * Actual results may differ materially. Subject to creditor and lessor negotiations, and fleet plan revisions. CONFIDENTIAL WE MOVE THE INDUSTRY THAT MOVES THE WORLDGO FURTHER. DO MORE. COME HOME SAFELY. Page 31

Privileged, Confidential and for Discussion Purposes Only Section V Entity Information CONFIDENTIAL GO FURTHER. DO MORE. COME HOME SAFELY. Page 32

Privileged, Confidential and for Discussion Purposes Only

Org Chart


CHC GROUP LTD.
6922767 Holding SARL
CHC Helicopter Holding S.à r.l.
CHC Helicopter S.A.
Legend
Debtor
Funded Debt Obligor
Non-debtor
Borrower/Issuer of Revolver and all Notes and Unsecured Guarantor of ABL
ABL Obligor
CHC Helicopters (Barbados) SRL
CHC Helicopters (Barbados) Limited
CHC Cayman Investments I Ltd.
CHC Helicopter Holding (Cayman) Ltd.
CHC Cayman ABL Parent Lt.
CHC Cayman ABL Holdings Ltd.
CHC Cayman ABL Borrower Ltd.
CHC Holding NL B.V.
CHC Netherlands B.V.
CHC Hoofddorp B.V.
CHC Den Helder B.V.
Capital Aviation Services B.V.
Heli-One (Netherlands) B.V.
CHC Leasing (Ireland) Limited
Heli-One Holdings (UK) Limited
CHC Holding (UK) Limited
Heli-One (UK) Limited
Heliworld Leasing Limited
CHC Norway Acquisition Co AS
Lloyd Helicopter Services Limited
Heli-One Leasing (Norway) AS
Heli-One (Norway) AS
Integra Leasing AS
Management Aviation Limited
Lloyd Helicopter Services Pty Ltd.
Lloyd Helicopters Pty Ltd.
Lloyd Bass Strait Helicopters Pty Ltd.
CHC Helicopter Australia Pty Ltd.
Lloyd Helicopters International Pty Ltd.
Heli-One (U.S.) Inc.
Heli-One USA Inc.
CHC Helicopter (1) S.à r.l.
CHC Helicopter (2) S.à r.l.
CHC Helicopter (3) S.à r.l.
CHC Helicopter (4) S.à r.l.
CHC Helicopter (5) S.à r.l.
Heli-One Canada ULC
Heli-One Leasing ULC
CHC Global Operations International ULC
CHC Global Operations Canada (2008) ULC
CHC Global Operations (2008) ULC

Note: As of April 30, 2016, CHC had $279 million of payables and accruals ($186 million at guarantors and $93 million at non-guarantors)

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